                      MH ELITE Postfolio of Funds, Inc.
                            220 Russell Avenue
                         Rahway, New Jersey 07065
                            1-800-318-7969

              NOTICE OF ANNUAL MEETING TO BE HELD JULY 23, 1999



To the shareholders of the MH Elite Portfolio of Funds, Inc.



Notice is hereby given that the Annual Meeting of the MH Elite Portfolio of Fund, Inc. will be held at 220 Russell Avenue, Rahway, NJ 07065 on July 23, 1999 at 9:00 AM for the following purposes.


   1) To elect five(5) directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

   2) To ratify or reject the selection of John Michaels, CPA as independent public accounts to audit and certify financial statements of the Fund for the fiscal year ending December 31, 1999.

   3) To reduce the minimum initial purchase amount to $10,000.00.

   4) To allow MH Elite Portfolio of Funds, Inc. to invest in other funds whose median market capitalization is less than two billion.

The Board of Directors has fixed the close of business on July 8, 1999 as the record date for determination of the shareholders entitled to notice of, and to vote at the meeting.



            IF YOU DO NOT  EXPECT TO ATTEND  THE MEETING  IN PERSON,
              PLEASE FILL IN, SIGN  AND RETURN THE ENCLOSED PROXY.
                PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED.

                                PROXY STATEMENT

                         MH ELITE PORTFOLIO OF FUNDS INC.
                               220 Russell Avenue
                            Rahway, New Jersey 07065
                                 1-800-318-7969


Enclosed herewith is Notice of an Annual Meeting of Shareholders of MH Elite Portfolio of Funds, Inc. (the "Fund") and a proxy form solicited by the Board of Directors of the Fund. This proxy material was first mailed to shareholders on July 8, 1999.

The proxy may be revoked at any time before it is exercised either by mail no-tice to the Fund or through resubmittal at a later date. In addition, any shareholder may vote in person at the meeting as he/she chooses, overriding any previously filed proxies.

You are requested to place your instructions on the enclosed proxy and then sign, date and return it. The cost of soliciting proxies will be borne by your Fund.

There is one class of capital stock of the Fund, all of which have equal voting rights. On July 8, 1999, the date of record, there were 134,141.06 shares out-standing, held by shareholders entitled to notice of and to vote at the meeting. In all matters each share has one vote.


                             ELECTION OF DIRECTORS

There are five(5) nominees listed below who have consented to serve as direct-ors, if elected, until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

Nominees for Election of Directors of the Valley Forge Fund

     Name, Age &        Directors     Principal Occupation    Number of    %  of
     Fund Office          Since          Past Five Years     Shares Owned  Class

Harvey Merson*,           1998       Independent Financial
47                                   Adviser
President

Jeff Holcombe*,           1998       Telcordia Technologies,    20,000     15.0%
43                                   Inc.
Vice-President                       Director

Vince Farinaro,           1998       Converted Paper             5,388      4.0%
71                                   Products
                                     President

Howard Samms,             1998       Johnson and Johnson
54                                   Healthcare Systems
                                     Director

Jerome Stern,             (New)      Retired                     7,353      5.5%
73

* Directors of the Fund who are "interested persons" as defined" in the Investment Company Act of 1940. Mr. Merson and Mr. Holcombe are an "interested person" by virtue of their position in the Fund's Investment Adviser.

Shareholders have one vote for each share they own for each of five directors of their choice. All proxies returned to the Fund, except those specifically marked to withhold authority will be cast for the nominees listed above. A ma-jority of the votes cast, when a quorum is present, will be required to elect each director.


                          PRINCIPAL EXECUTIVE OFFICERS

     Name                    Age               Executive Office & Tenure

Harvey Merson                47            President since 1998 (inception)
                                           Secretary

Jeff Holcombe                43            Vice-President 1998 (inception)
                                           Treasury

Officers are elected by the Board of Directors for a term of one year.


              RATIFICATION OR REJECTION OF SELECTION OF AUDITORS

Your Board of Directors has selected, subject to shareholder approval, John Michaels CPA to audit and certify financial statements of the Fund for the year 1999. In connection with the audit function, John Michaels will review the Fund's Annual Report to Shareholders and the Fund's filings with the Securities and Exchange Commission.

John Michaels does not have any direct or material indirect financial
interest in the Fund.   John Michaels will not be present at the meeting
unless requested by a shareholder (either in writing or by telephone) in advance of the meeting. Such requests should be directed to the secretary of the Fund.


                  REDUCTION OF THE INITIAL PURCHASE AMOUNT

In order to attract additional shareholders the Fund believes it would be beneficial to reduce the initial purchase amount to $10,000,00 from $25,000.00.


                MODIFICATION OF CRITERIA FOR FUND SELECTION

The criteria for defining a small cap fund has been expanded due to the recent growth in valuations. At the Fund's inception, it was generally regarded that small cap funds had a median market capitalization under one billion. Due to these advances, the median market capitalization has increased to 1.3 billion.

By approving the increase of the median market capitalization to two billion, the Fund's selection of underlying funds can be adjusted for future growth in the market.

                             SHAREHOLDER PROPOSALS

The Fund tentatively expects to hold its next annual meeting in July 2000. Shareholder proposals may be presented at that meeting provided they are receiv-ed by the Fund not later then January 4, 2000 in accordance with Rule 14a-8 un-der the Securities & Exchange Act of 1934 which sets forth certain requirements.



                                 OTHER MATTERS

The Board of Directors knows of no other matters to be presented at the meeting other than those mentioned above. Should other business come before the meet-ing, the proxies will be voted in accordance with the view of the Board of Di-rectors.

                    PROXY - SOLICITED BY THE BOARD OF DIRECTORS
                         MH ELITE PORTFOLIO OF FUNDS, INC.
                          ANNUAL MEETING OF SHAREHOLDERS
                                  July 23, 1999


The annual meeting of the MH Elite Portfolio of Funds, Inc. will be held July 23, 1999 at 220 Russell Avenue, Rahway, New Jersey at 9:00 A.M. The undersigned hereby appoints Mr. Harvey Merson and/or Mr. Jeff Holcombe as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified below.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROX-IES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BE-FORE THE MEETING.

The Board of Directors recommends that you vote FOR on all items.


1.  Election of Directors
       ___
      l___l     FOR all nominees except as marked to the contrary below.
       ___
      l___l     WITHHOLD AUTHORITY to vote for all nominees.

     Instructions: To withhold authority to vote for nominees, strike a line through his/their name(s) in the following list.

         V. Farinaro, J. Holcombe, H. Merson, H. Samms, J. Stern

2. Proposal to ratify the selection of John Michaels CPA by the Board of Directors as independent public accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31, 1999.
            ___                ___                    ___
           l___l   FOR        l___l   AGAINST        l___l   ABSTAIN

3. To reduce the minimum initial purchase amount to $10,000.00.
            ___                    ___                    ___
           l___l   FOR            l___l   AGAINST        l___l   ABSTAIN

4. To allow MH Elite Portfolio of Funds, Inc. to invest in other funds whose median market capitalization is less than two billion.
            ___                    ___                    ___
           l___l   FOR            l___l   AGAINST        l___l   ABSTAIN



Please mark, date, sign & return the proxy promptly in the enclosed envelope. For joint registrations, both parties should sign.




________________________________              ________________________________
Shareholder's Signature and Date              Shareholder's Signature and Date